                                                                   Exhibit 10.32

                               CONSENT AND WAIVER

Reference is made to (i) the Waiver Agreement, dated as of March 26, 2003 (the "Waiver Agreement"), entered into by and among Symbol Technologies, Inc., a Delaware corporation (the "Company"), the Banks party thereto, and Bank of America, N.A., as agent for the Banks (in such capacity, the "Agent"), and (ii) the Consent, dated as of June 30, 2003, entered into by and among the Company, the Banks party thereto, and the Agent (the "June 2003 Consent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Waiver Agreement.

The Banks party hereto hereby (i) consent to the extension of the expiration date of the Waiver Period to September 15, 2003, effective as of August 14, 2003, and (ii) waive non-compliance with Sections 7.01(b) and 7.02(a) of the Credit Agreement during the Waiver Period (as extended hereby) resulting from the non-delivery during such Waiver Period of the unaudited financial statements for the fiscal quarter ended June 30, 2003 (the "FQ2 Financial Statements") and the associated non-delivery during such Waiver Period of the Compliance Certificate due in connection with the delivery of the FQ2 Financial Statements; provided that the Company shall pay (through the Agent) to each Bank that executes and delivers this Consent and Waiver by no later than 5:00 p.m. Pacific time on Thursday, August 14, 2003, a non-refundable waiver fee equal to $5,000. The foregoing consent fee shall be fully-earned upon becoming due and payable, shall not be refundable for any reason whatsoever and shall be in addition to any fee, cost or expense otherwise payable by the Company pursuant to the Credit Agreement.

Upon receipt by the Agent of (i) the consent fee referred to above for the account of the Banks entitled thereto, and (ii) counterparts of this Consent and Waiver executed by the Company and the Majority Banks, this Consent and Waiver shall become effective.

The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Consent and Waiver shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to provide consents, waivers or enter into amendments under the same, similar or any other circumstances in the future.

Except as herein expressly modified, all terms, covenants and provisions of the Waiver Agreement (as modified by the June 2003 Consent) are and shall remain in full force and effect.

This Consent and Waiver shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Consent and Waiver.

This Consent and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

This Consent and Waiver may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent, and the Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

This Consent and Waiver, together with the Waiver Agreement and the June 2003 Consent, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Consent and Waiver supersedes all prior drafts and communications with respect thereto. This Consent and Waiver may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

(remainder of page intentionally left blank)

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent and Waiver, as of the date first above written.

                              THE BORROWER
                              ------------

                              SYMBOL TECHNOLOGIES, INC.



                               By: /s/ Cary G. Schmiedel
                                  ------------------------------

                               Name:  Cary G. Schmiedel
                                    ----------------------------

                               Title: Vice President & Treasurer
                                     ---------------------------

                               THE AGENT
                               ---------


                               BANK OF AMERICA, N.A.


                               By: /s/ James P. Johnson
                                  -------------------------

                               Name:  James P. Johnson
                                    -----------------------

                               Title: Managing Director
                                     ----------------------


                               THE BANKS
                                ---------

                               BANK OF AMERICA, N.A., as a Bank, as Fronting Bank and as Issuing Bank



                               By: /s/ James P. Johnson
                                  -------------------------

                               Name:  James P. Johnson
                                    -----------------------

                               Title: Managing Director
                                     ----------------------

                               JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Documentation Agent and as a Bank


                               By: /s/ Richard G. Williams
                                  -------------------------

                               Name:  Richard G. Williams
                                    -----------------------

                               Title: Vice President
                                     ----------------------

                               BANK HAPOALIM BM


                               By: /s/ Shaun Briedbart
                                  -------------------------

                               Name:  Shaun Briedbart
                                    -----------------------

                               Title: Vice President
                                     ----------------------

                               INTESA BCI, LOS ANGELES FOREIGN BRANCH (formerly known as BANCA COMMERCIALE ITALIANA, NEW YORK BRANCH


                               By: /s/ Frank Maffei
                                  -------------------------

                               Name:  Frank Maffei
                                    -----------------------

                               Title: Vice President
                                     ----------------------

                               BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                               By: /s/ Lillian Kim
                                  -------------------------

                               Name:  Lillian Kim
                                    -----------------------

                               Title: Vice President
                                     ----------------------

                               BNP PARIBAS


                               By: /s/ Duane Helkowski
                                  -------------------------

                               Name:  Duane Helkowski
                                    -----------------------

                               Title: Managing Director
                                     ----------------------

                              COMERICA BANK



                               By: /s/ Joel S. Gordon
                                  ----------------------------

                               Name:  Joel S. Gordon
                                    --------------------------

                               Title: Assistant Vice President
                                     -------------------------

                               DZ BANK AG DEUTSCHEZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, (successor by merger to DZ BANK DEUTSCHE GENOSSENSCHAFTSBANK AG), as a Bank



                               By: /s/ Bernd Henrik Franke
                                  -------------------------

                               Name:  Bernd Henrik Franke
                                    -----------------------

                               Title: Vice President
                                     ----------------------

                               FLEET NATIONAL BANK (formerly Known as FLEET BANK N.A.)


                               By: /s/ Christopher J. Mendelsohn
                                  ------------------------------

                               Name:  Christopher J. Mendelsohn
                                    ----------------------------

                               Title: SVP
                                     ---------------------------

                               MELLON BANK, N.A.


                               By: /s/ Marla A. DeYulis
                                  ----------------------------

                               Name:  Marla A. DeYulis
                                    --------------------------

                               Title: Assistant Vice President
                                     -------------------------

                               THE BANK OF NEW YORK



                               By: /s/ Roger A. Grossman
                                  -------------------------

                               Name:  Roger A. Grossman
                                    -----------------------

                               Title: Vice President
                                     ----------------------

                               THE BANK OF NOVA SCOTIA



                               By: /s/ Mark Sparrow
                                  -------------------------

                               Name:  Mark Sparrow
                                    -----------------------

                               Title: Director
                                     ----------------------

                               WACHOVIA BANK, N.A.


                               By: /s/ James F. Heatville
                                  -------------------------

                               Name:  James F. Heatville
                                    -----------------------